Capital Lease Obligations	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
CAPITAL LEASE OBLIGATIONS
14.	CAPITAL LEASE OBLIGATIONS

As of December 31, 2013, future minimum lease payments under capital leases together with the present value of the net minimum lease payments were as follows (all amounts in thousands):

Year Ending December 31,
2014	$17
2015	7
2016	0
2017	0
2018	0
Thereafter	0
Total minimum lease payments	24
Less: amount representing interest	(2)
Present value of net minimum lease payments	$22